This submission is being made solely to obtain class (contract) identifiers for the following variable annuity products under The Variable Annuity Life Insurance Co Separate Account A (file numbers

033-75292 and 811-03240):

Contract:	Portfolio Director Fixed and Variable Annuity 1.20 - 13.20

Portfolio Director Fixed and Variable Annuity 1.40 - 12.40

Portfolio Director Fixed and Variable Annuity 1.60 - 12.60

Any questions on this submission should be directed to Johnpaul S. Van Maele at (346) 266-8511.